EXHIBIT 99 (z)(1)


                                POWER OF ATTORNEY

      KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned Directors or
                        Trustees, as the case may be, of

                                AIG SERIES TRUST
                               ANCHOR SERIES TRUST
                             SUNAMERICA EQUITY FUNDS
                         SUNAMERICA FOCUSED SERIES, INC.
                             SUNAMERICA INCOME FUNDS
                       SUNAMERICA MONEY MARKET FUNDS, INC.
                   SUNAMERICA SENIOR FLOATING RATE FUND, INC.
                           (collectively, the "Funds")

do hereby severally constitute and appoint Peter A. Harbeck, J. Steven Neamtz, Donna M. Handel, Vincent M. Marra, Gregory N. Bressler, Corey A. Issing and/or or any of them, the true and lawful agents and attorneys-in-fact of the undersigned with respect to all matters arising in connection with (i) filings with the Securities and Exchange Commission, including but not limited to registration statements on Form N-1A, N-2 and Form N-14, and any and all amendments thereto, and information statements, with full power and authority to execute said Registration Statement or filing for and on behalf of the undersigned, in our names and in the capacity indicated below, and to file the same, together with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, and (ii) all filings with, and other documents with respect to, states, cities, municipalities, regulatory bodies, self-regulatory bodies, stock exchanges or divisions thereof, including but not limited to Articles of Incorporation, Declarations of Trust, By-Laws, and any and all amendments thereto, with full power and authority to execute said document or filing for and on behalf of the undersigned, in our names and in the capacity indicated below, and to file the same, together with all exhibits thereto and other documents in connection therewith, with the applicable states, cities, municipalities, regulatory bodies, self-regulatory bodies, stock exchanges or divisions thereof. The undersigned hereby give to said agents and attorneys-in-fact full power and authority to act in the premises, including, but not limited to, the power to appoint a substitute or substitutes to act hereunder with the same power and authority as said agents and attorneys-in-fact would have if personally acting. The undersigned hereby ratify and confirm all that said agents and attorneys-in-fact, or any substitute or substitutes, may do by virtue hereof.

            WITNESS the due execution hereof on the date and in the capacity set forth below.

SIGNATURE                                    TITLE                                                   DATE


                                             Director/Trustee                             February 22, 2006
----------------------------------
Peter A. Harbeck

                                             Director/Trustee                             February 22, 2006
----------------------------------
Samuel M. Eisenstat


                                             Director/Trustee                             February 22, 2006
----------------------------------
Stephen J. Gutman


                                             Director/Trustee                             February 22, 2006
----------------------------------
Jeffrey S. Burum*


                                             Director/Trustee                             February 22, 2006
----------------------------------
William F. Devin**


                                             Director/Trustee                             February 22, 2006
----------------------------------
Dr. Judith L. Craven**


                                             Director/Trustee                             February 22, 2006
----------------------------------
William J. Shea


                                             Treasurer (Principal Financial               February 22, 2006
----------------------------------           and Accounting Officer)
Donna M. Handel


                                             President (Principal                         February 22, 2006
----------------------------------           Executive Officer)
Vincent M. Marra


* Mr. Burum is not a Director/Trustee of SunAmerica Senior Floating Rate Fund, Inc. or Anchor Series Trust.

**   Mr. Devin and Dr. Craven are not Trustees of Anchor Series Trust.


 Date: February 22, 2006